UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  March 20, 2013

LODGENET INTERACTIVE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (605) 988-1000

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

Amendment to Plan Support Agreement

As previously announced, on January 27, 2013, LodgeNet Interactive Corporation (the “Company”) and all of its direct and indirect domestic subsidiaries filed a voluntary petition for reorganization under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), in the proceeding titled In re: LodgeNet Interactive Corp., et al., Case No. 13-10238 (the “Bankruptcy Case”).  The Bankruptcy Case was filed in order to effectuate the Company’s pre-packaged plan of reorganization (as supplemented by the Plan Supplement, the “Plan”), which is based on the recapitalization in which a syndicate of investors led by an affiliate of Colony Capital, LLC (“Colony Capital”) will invest $60 million, as previously disclosed.

On March 20, 2013, the Company and its domestic subsidiaries entered into Amendment No. 1 (the “PSA Amendment”) to that certain Plan Support and Lockup Agreement (the “Plan Support Agreement”), dated December 30, 2012, with the Consenting Lenders (as defined therein).  The PSA Amendment extends the date upon which the Consenting Lenders have the ability to terminate the Plan Support Agreement if the Company has not consummated the Plan from March 22, 2013 to April 5, 2013.  Pursuant to the PSA Amendment, the Consenting Lenders also consented to the amendment of the Investment Agreement, which is described below.  This summary is qualified in its entirety by reference to the terms of the PSA Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  A copy of the Plan Support Agreement was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 31, 2012.

Amendment No. 2 to Investment Agreement

On March 20, 2013, the Company and Col-L Acquisition, LLC, in its capacity as Purchaser Representative, entered into Amendment No. 2 (the “IA Amendment”) to that certain Investment Agreement, dated December 30, 2012, as previously amended (the “Investment Agreement”).  The IA Amendment extends the date upon which the Purchaser Representative and Purchasers (as defined in the Investment Agreement) have the ability to terminate the Investment Agreement if the parties have not closed on the transactions contemplated by the Investment Agreement from March 22, 2013 to April 5, 2013.

This summary is qualified in its entirety by reference to the terms of the IA Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.  A copy of the Investment Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 31, 2012.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 1 to Plan Support and Lockup Agreement, dated March 20, 2013

10.2	Amendment No. 2 to Investment Agreement, dated March 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2013	By	/s/ James G. Naro
James G. Naro
	Its	Co-Chief Executive Officer Senior Vice President, General Counsel, Secretary and Chief Compliance Officer